Segment Information	12 Months Ended
Feb. 28, 2021
Segment Reporting [Abstract]
Segment Information
16.	SEGMENT INFORMATION

The Group's chief operating decision maker, comprised of the Chairman and CEO, review the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

All of the Group's revenue for the years ended February 28, 2019, February 29, 2020 and February 28, 2021 were generated from the PRC. As of February 29, 2020 and February 28, 2021, substantially all of the long-lived assets of the Group are located in the PRC, and no geographical information is presented.